EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LifeApps Brands Inc. (the "Company") on Form 10-Q, for the fiscal quarter ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Gayman, Chief Executive Officer and President of LifeApps Brands Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 21, 2016	By:	/s/ Robert Gayman
Robert Gayman
Chief Executive Officer and President (Principal Executive Officer)